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                                                                    EXHIBIT 4.5

         CONSENT AND AGREEMENT WITH RESPECT TO CREDIT AGREEMENT

CONSENT AND AGREEMENT WITH RESPECT TO CREDIT AGREEMENT (this "Consent"), dated as of March_31, 1998, among COLTEC INDUSTRIES INC, a corporation organized and existing under the laws of the State of Pennsylvania (the "Company"), Coltec Aerospace Canada Ltd., an Ontario corporation (the "Canadian Borrower"), the various Subsidiaries of the Company that are Credit Parties on the date of this Consent, the various Banks party to the Credit Agreement referred to below, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (as successor by merger to Bank of America Illinois), as Documentation Agent, THE CHASE MANHATTAN BANK, as Syndication Agent, BANKERS TRUST COMPANY, as Administrative Agent, and BANK OF MONTREAL, as Canadian Paying Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                             W I T N E S S E T H :

 WHEREAS, the Company, the Canadian Borrower, the Banks, the Documentation Agent, the Syndication Agent and the Administrative Agent are parties to a Credit Agreement, dated as of March 24, 1992, amended and restated as of January 11, 1994 and further amended and restated as of December 18, 1996, (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

 WHEREAS, the Company, the Canadian Borrower, the Banks, the Documentation Agent, the Syndication Agent and the Administrative Agent have previously entered into the Fifth Amendment to Credit Agreement to provide, among other things, for the issuance of the New Senior Notes, the New Senior Exchange Notes, the TIDES and the TIDES Mirror Debentures and the extension of the TIDES Guarantee, all in accordance with the terms and subject to the conditions set forth in the Credit Agreement;

 WHEREAS, the Credit Agreement requires the approval of the Required Banks with respect to the (i) terms of the respective issuances of New Senior Notes and TIDES and (ii) certain amendments (including amendments and restatements) of certain Credit Documents to provide for the sharing of security with the New Senior Notes and the New Senior Exchange Notes;

 WHEREAS, subject to the terms and conditions set forth below, the parties hereto have agreed as follows; NOW, THEREFORE, it is agreed:


      New Senior Notes and New Senior Exchange Notes.

      The Banks hereby acknowledge that they have received (x) a preliminary Offering Memorandum, dated March 31, 1998, with respect to the New Senior Notes (the "New Senior Notes Preliminary Offering Memorandum") and (y) a term sheet containing a range of pricing information for the New Senior Notes (the "New Senior Notes Term Sheet"). Notwithstanding anything to the contrary contained in the Credit Agreement or the Fifth Amendment to Credit Agreement, the Banks hereby approve such documentation and agree that, so long as the
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final documentation for the New Senior Notes is substantially consistent with the New Senior Notes Preliminary Offering Memorandum and the New Senior Notes Term Sheet, such documentation shall require no further approval of the Required Banks (although the Administrative Agent shall retain the right to approve the final form of any documentation relating to the New Senior Notes). So long as the requirements of the immediately preceding sentence are satisfied, no further approval on the part of the Required Banks (whether pursuant to Section 9.04(xxi) of the Credit Agreement or otherwise) shall be required with respect to the issuance of or documentation for the New Senior Notes.

      TIDES, TIDES Mirror Debentures and TIDES Guarantee.

      The Banks hereby acknowledge that they have received (x) a preliminary Offering Memorandum, dated March 31, 1998, with respect to the TIDES (the "TIDES Preliminary Offering Memorandum") and (y) a term sheet containing a range of pricing information for the TIDES (the "TIDES Term Sheet"). Notwithstanding anything to the contrary contained in the Credit Agreement or the Fifth Amendment to Credit Agreement, the Banks hereby approve such documentation and agree that, so long as the final documentation for the TIDES, the TIDES Mirror Debentures and the TIDES Guarantee is substantially consistent with the TIDES Preliminary Offering Memorandum and the TIDES Term Sheet, such documentation shall require no further approval of the Required Banks (although the Administrative Agent shall retain the right to approve the final form of any documentation relating to the TIDES, the TIDES Mirror Debentures and the TIDES Guarantee). So long as the requirements of the immediately preceding sentence are satisfied, no further approval on the part of the Required Banks (whether pursuant to Section 9.04(xxii) or 9.13 of the Credit Agreement or otherwise) shall be required with respect to the issuance of or documentation for the TIDES, the TIDES Mirror Debentures or the TIDES Guarantee.

2. Notwithstanding anything to the contrary set forth in the Credit Agreement, the Trust may issue TIDES and trust common securities to the Company so long as the gross proceeds (which shall include the proceeds received from any exercise of the underwriters' over-allotment option) received from such issuance shall not exceed $200,000,000 (it being expressly understood and agreed that such gross proceeds are to be applied in the manner provided in the Credit Agreement (including without limitation Section 3.03)). In furtherance of the foregoing, it is hereby agreed that the amount "$150,000,000" appearing in Section 9.13(a)(viii) of the Credit Agreement is hereby changed to "$200,000,000".

      Security Documents.

      The Banks hereby acknowledge that they have received the form of Amended and Restated Company Pledge Agreement (in substantially final form) providing for the sharing of security with the New Senior Notes and the New Senior Exchange
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Notes and certain intercreditor arrangements relating thereto. The Banks hereby consent to the execution and delivery by the Collateral Agent of the Amended and Restated Company Pledge Agreement in the form furnished to the Banks prior to the Consent Effective Date (with such changes, which are not adverse to the Banks in any material respect, as may be agreed to by the Administrative Agent and Collateral Agent). The Banks hereby further agree that the Administrative Agent and/or Collateral Agent, as appropriate, may enter into such amendments and restatements of, or amendments to, the other Security Documents so long as same are in form approved by the Administrative Agent and are reasonably consistent with the changes made in the Amended and Restated Company Pledge Agreement in the form furnished to the Banks prior to the Consent Effective Date. The Banks further consent to the Administrative Agent and Collateral Agent taking all such other actions as may be deemed necessary or desirable by them in furtherance of the foregoing (which shall include, without limitation, executing such ancillary documentation or agreements as may be deemed necessary or desirable by the Administrative Agent and/or Collateral Agent). So long as the foregoing requirements are satisfied, the Banks hereby acknowledge and agree that no further consent of the Banks shall be required in connection with the amendments (including amendments and restatements) to the various Security Documents and the taking of the related actions described above, in each case in connection with the modifications thereto to be effected in connection with the issuance of New Senior Notes and New Senior Exchange Notes. Without limiting the foregoing, the requirements of Section 9.04(xxi) shall be deemed satisfied with respect to any amended (including any amended and restated) Security Documents executed and delivered in accordance with the foregoing provision.

      Miscellaneous.

      In order to induce the Banks to enter into this Consent, each of the Company and the Canadian Borrower hereby represent and warrant that (i) all representations and warranties contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Consent Effective Date (as defined below) after giving effect to the Consent (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the Consent Effective Date after giving effect to this Consent.

      This Consent is limited to the approvals and other matters as specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

      This Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and
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delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

      THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      This Consent shall become effective on the date (the "Consent Effective Date") when each Credit Party (including without limitation, the Company, the Canadian Borrower and each Subsidiary Guarantor) and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by usage of facsimile transmission) the same to the Administrative Agent at its Notice Office.

      From and after the Consent Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                 * * *
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IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this
Amendment to be duly executed and delivered as of the date first above written.

                                       COLTEC INDUSTRIES INC


                                       By_______________________
                                         Title:



                                       COLTEC AEROSPACE CANADA LTD.


                                       By_______________________
                                         Title:



                                       BANKERS TRUST COMPANY,
                                        Individually and as
                                        Administrative Agent


                                       By_______________________
                                         Title:



                                       BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION
                                        Individually and as
                                        Documentation Agent
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                                       By____________________________
                                         Title:



                                       THE CHASE MANHATTAN BANK,
                                        Individually and as
                                        Syndication Agent


                                       By____________________________
                                         Title:



                                       BANK OF MONTREAL,
                                        Individually and as Canadian
                                        Paying Agent and Canadian
                                        Documentation Agent


                                       By____________________________
                                         Title:



                                       ALLIED IRISH BANK, PLC,
                                        CAYMAN ISLANDS BRANCH
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                                       By____________________________
                                         Title:



                                       BANK OF IRELAND


                                       By____________________________
                                         Title:



                                       BANK COMMERCIALE ITALIANA
                                        NEW YORK BRANCH


                                       By____________________________
                                         Title:



                                       By____________________________
                                         Title:



                                       BANK LEUMI TRUST COMPANY
                                        OF NEW YORK


                                       By____________________________
                                         Title:
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                                       THE BANK OF NEW YORK


                                       By____________________________
                                         Title:


                                       BANK OF SCOTLAND


                                       By____________________________
                                         Title:


                                       BANK OF TOKYO-MITSUBISHI TRUST
                                        COMPANY


                                       By____________________________
                                         Title:


                                       NATEXIS BANQUE BFCE, formerly
                                        BANQUE FRANCAISE DU COMMERCE
                                        EXTERIEUR


                                       By____________________________
                                         Title:


                                       CIBC INC.

                                       By____________________________
                                         Title:


                                       THE YASUDA TRUST & BANKING
                                        COMPANY, LTD.



                                       COMMERCIAL LOAN FUNDING TRUST I



                                       By Lehman Commercial Paper
                                       Inc., not in its
                                       individual capacity but
                                       solely as administrative
                                       agent.


                                       By___________________________
                                         Title:



                                       CORESTATES BANK


                                       By___________________________
                                         Title:



                                       CREDIT LYONNAIS ATLANTA AGENCY


                                       By___________________________
                                         Title:

                                       CREDIT LYONNAIS NEW YORK
                                        BRANCH


                                       By___________________________
                                         Title:



                                       THE DAI-ICHI KANGYO BANK, LTD.


                                       By___________________________
                                         Title:



                                       FIRST UNION NATIONAL BANK
                                        (f/k/a First Union National
                                        Bank of North Carolina)


                                       By___________________________
                                         Title:



                                       THE FUJI BANK, LIMITED,
                                        ATLANTA AGENCY


                                       By___________________________
                                         Title:
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                                       ERSTE BANK DER
                                        OESTERREICHISCHEN SPARKASSEN
                                        AG (f/k/a Girocredit Bank AG
                                        Der Sparkassen,
                                        Grand Cayman Island Branch)


                                       By___________________________
                                         Title:



                                       THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED


                                       By___________________________
                                         Title:



                                       LEHMAN COMMERCIAL PAPER INC.


                                       By___________________________
                                         Title:



                                       LLOYDS BANK PLC

                                       By___________________________
                                         Title:



                                       MELLON BANK, N.A.


                                       By___________________________
                                         Title:



                                       NATIONSBANK, N.A.


                                       By___________________________
                                         Title:



                                       THE SAKURA BANK, LTD.


                                       By___________________________
                                         Title:



                                       THE SANWA BANK, LIMITED


                                       By___________________________
                                         Title:



                                       SOCIETE GENERALE


                                       By___________________________
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                                         Title:



                                       THE SUMITOMO BANK, LIMITED


                                       By___________________________
                                         Title:



                                       THE TOKAI BANK, LIMITED
                                        NEW YORK BRANCH


                                       By___________________________
                                         Title:



                                       WACHOVIA BANK, N.A.


                                       By___________________________
                                         Title:



                                       BT BANK OF CANADA


                                       By___________________________
                                         Title:



                                       BANK OF AMERICA CANADA


                                       By___________________________
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                                         Title:



                                       THE CHASE MANHATTAN BANK OF
                                        CANADA


                                       By___________________________
                                         Title:



                                       CREDIT LYONNAIS CANADA


                                       By___________________________
                                         Title:



                                       CANADIAN IMPERIAL BANK OF
                                        COMMERCE


                                       By___________________________
                                         Title:



                                       MELLON BANK CANADA


                                       By___________________________
                                         Title:

                                       Acknowledged and agreed:

                                       AMI INDUSTRIES INC.

                                       CII HOLDINGS INC

                                       COLTEC CANADA INC

                                       COLTEC INDUSTRIAL PRODUCTS INC

                                       COLTEC INTERNATIONAL SERVICES
                                       CO

                                       COLTEC NORTH CAROLINA INC.

                                       COLTEC TECHNICAL SERVICES INC

                                       DELAVAN INC (F/K/A DELAVAN
                                       NEWCO INC.)

                                       GARLOCK INC

                                       GARLOCK INTERNATIONAL INC

                                       GARLOCK OVERSEAS CORPORATION

                                       HABER TOOL COMPANY INC

                                       HOLLEY PERFORMANCE PRODUCTS
                                       INC

                                       JAMCO PRODUCTS, LLC

                                       MENASCO AEROSYSTEMS INC

                                       STEMCO INC

                                       WALBAR INC


                                       By__________________________
                                         Title:


                                           On behalf of each of the
                                       above

                                       Subsidiary Guarantors